UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2014

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of BioCryst Pharmaceuticals, Inc. (the “Company”), stockholders of the Company approved a proposal to (1) amend the Company’s Stock Incentive Plan (the “Stock Incentive Plan”) to increase the number of shares available for issuance under the Stock Incentive Plan by 3,750,000 shares to 13,375,708 shares as of March 10, 2014 and (2) approve the performance goals under the Stock Incentive Plan to preserve the Company’s ability to grant awards that meet the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote. A detailed description of the Amended and Restated Stock Incentive Plan is included in the Company’s Definitive Proxy Statement, filed March 21, 2014. A copy of the Amended and Restated Stock Incentive Plan is attached as Exhibit 10.1 and is incorporated herein by reference.

Stockholders of the Company also approved a proposal to increase the number of shares available for issuance under the Company’s Employee Stock Purchase Plan (the “ESPP”) by 500,000 shares to 559,176 shares as of March 10, 2014 by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote. A detailed description of the Amended and Restated Stock Incentive Plan is included in the Company’s Definitive Proxy Statement, filed March 21, 2014. A copy of the Amended and Restated ESPP is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 2, 2014 for the purpose of: (i) electing three directors to serve for a term of three years and until a successor is duly elected and qualified; (ii) ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2014; (iii) holding an advisory vote regarding executive compensation; (iv) approving an amendment to the Stock Incentive Plan to (A) increase the number of shares available for issuance under the Stock Incentive Plan by 3,750,000 shares to 13,375,708 shares as of March 10, 2014 and (B) approve the performance goals under the Stock Incentive Plan to preserve the Company’s ability to grant awards that meet the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code; (v) approving an amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance under the Employee Stock Purchase Plan by 500,000 shares to 559,176 shares as of March 10, 2014; (vi) approving an amendment to the Company’s Certificate of Incorporation to increase the authorized common stock of the Company from 95,000,000 shares to 200,000,000 shares; and (vii) transacting such other business properly brought before the meeting.

The nominees for director were elected by the following votes:

	FOR	WITHHELD

George B. Abercrombie	38,068,670	680,073

Stanley C. Erck	38,075,895	672,848

Jon P. Stonehouse	38,051,357	697,386

In addition, there were 16,309,367 broker non-votes for each director.

The proposed ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2014 was approved by the following votes:

FOR	54,054,004

AGAINST	453,548

ABSTAIN	550,558

The proposed advisory resolution regarding executive compensation was approved by the following votes:

FOR	37,015,251

AGAINST	1,100,597

ABSTAIN	632,895

BROKER NON-VOTES	16,309,367

The proposed amendment to the Company’s Stock Incentive Plan to increase the number of shares available for issuance and to approve the performance goals under the Stock Incentive Plan was approved by the following votes:

FOR	27,450,799

AGAINST	10,721,727

ABSTAIN	576,217

BROKER NON-VOTES	16,309,367

The proposed increase in the number of shares available for issuance under the Company’s Employee Stock Purchase Plan was approved by the following votes:

FOR	37,462,428

AGAINST	719,632

ABSTAIN	566,683

BROKER NON-VOTES	16,309,367

The proposed amendment to the Company’s Certificate of Incorporation to increase the authorized common stock of the Company from 95,000,000 shares to 200,000,000 shares was approved by the following votes:

FOR	38,429,480

AGAINST	10,151,695

ABSTAIN	6,476,935

There was no other business voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Amended and Restated Stock Incentive Plan

10.2	BioCryst Pharmaceuticals, Inc. Amended and Restated Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2014	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Alane Barnes
Alane Barnes
Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Amended and Restated Stock Incentive Plan

10.2	BioCryst Pharmaceuticals, Inc. Amended and Restated Employee Stock Purchase Plan